UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 2011


                                  WARP 9, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                       30-0050402
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


       6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)


                                 (805) 964-3313
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02. DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On June 30, 2011, Louie Ucciferri voluntarily resigned as the corporate secretary and treasurer/chief financial officer of the Company, effective June 30, 2011, and William E. Beifuss, Jr. was appointed as the new corporate secretary and interim chief financial officer of the Company, effective June 30, 2011.

         COMPENSATION ARRANGEMENTS. William E. Beifuss, Jr. will receive no additional compensation in consideration for his service as corporate secretary and interim chief financial officer of the Company.

         BIOGRAPHICAL INFORMATION. A comprehensive description of the experience and qualifications of William E. Beifuss is included in our Report on Form 10-K for our fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission on October 10, 2010.

     ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On June 29, 2011, we recorded a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State in order to effect a one-for-five reverse stock split of all issued and outstanding common stock of Warp 9 for shareholders of record on June 29, 2011.

         A copy of the Certificate of Amendment filed with the Nevada Secretary of State is attached to this Report as Exhibit 3.1.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS


         (a) Exhibits

                  3.1      Amendment to Articles of Incorporation


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: July 1, 2011

                                    /s/  William E. Beifuss, Jr.
                                    --------------------------------------------
                                    William E. Beifuss, Jr., President



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